                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2007
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                               THE LGL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Indiana                     1-106                     38-1799862
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

       140 Greenwich Avenue, 4th Floor, Greenwich, CT              06830
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         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

 |_|  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

 |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

 |_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

 |_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

      On January 29, 2007, the loan agreement by and between Lynch Systems, Inc.
("Lynch Systems"), a wholly-owned subsidiary of The LGL Group, Inc. (the
"Company"), and Branch Banking & Trust Co. ("BB&T") expired by its own terms.
The outstanding balance of principal, accrued interest and fees was $905,733.
Lynch Systems has repaid all amounts owed to BB&T and presently anticipates establishing a working capital line of credit with Bank of America.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE LGL GROUP, INC.

                                    By: /s/ Jeremiah M. Healy
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                                        Name: Jeremiah M. Healy
                                        Title: President and Chief Executive Officer
February 8, 2007